Evergreen Precious Metals Fund: Annual Report as of October 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
22	INDEPENDENT AUDITORS’ REPORT
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Precious Metals Fund, which covers the 12-month period ended October 31, 2002.

Market analysis

Over the course of the past 12 months, investors have confronted one of the most challenging periods in the history of the financial markets. A moderate emergence from recession for the United States economy was quelled in the equity markets due to rising corporate mistrust and fears of further terrorist acts and possible war with Iraq. The U.S. Treasury market managed healthy gains despite a return to federal budget deficits, yet other areas within the fixed income markets struggled. Global investors also faced challenges, as persistent weakness in Japan was met with growing fears of recession in several of Europe’s dominant economies. Even many diversified strategies failed to produce positive gains, yet their relative performance should provide a solid base for investors as global economies and markets regain momentum in the coming months.

The first challenge for equity investors over the 12-month period was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. These gains were quickly erased, however, as solid economic growth in the first quarter failed to generate improved profits for U.S. corporations. This disappointment in earnings was corroborated by the escalation of the accounting scandals. The weaker than expected gross domestic product (GDP) growth in the second and third quarters did little to build confidence about corporate profitability. It does appear, though, that the bottoming process that began in July continues today. No single event will likely signal the low, but recent volume and price increases suggest more encouraging patterns going forward.

The struggles of the U.S. equity market within the past 12 months can be highlighted in specific sectors

LETTER TO SHAREHOLDERS continued

as well. Promising profit growth for technology at the beginning of the year, based largely on easy comparisons, proved ineffective as analyst estimates were revised downward throughout the course of the year. Traditional safety plays such as healthcare also struggled, as political controversies and a decline in new products reduced investor optimism. Utilities, another traditional beacon of comfort during tough times, also performed poorly as questionable pricing, accounting and energy trading practices combined to cause intense selling within the group.

As mentioned earlier, those investors employing more diversified strategies participated in relative outperformance, yet being “down less” offers little solace. We strongly believe, however, that diversification strategies over the long term should continue to benefit the patient investor. Asset allocation and diversification among asset classes and investment categories have provided investors with solid relative gains, and should dampen the wide swings of volatility that characterize more focused strategies.

International investors also experienced difficulties in the past year. Persistently weak domestic demand and the weaker U.S. dollar contributed to the already existing structural weakness in Japan. Other Asian economies, also heavily dependent on exports, enjoyed market gains at the beginning of the period, yet when profits from this optimism failed to materialize, many of the previous gains were lost. Weakness in the German and French economies set the stage for poor performance throughout Europe, and despite sporadic gains in the euro, bourses remained weak.

Looking ahead, we continue to project a moderate economic recovery in the U.S. with GDP growth in the range of 3% through 2003. Interest rates should remain near 40-year lows for at least the first half of next year, and low inflation and an improving job market should support overall growth. In this environment, we expect corporate profit growth to increase at a more historically average rate of approximately 7%, and potential fiscal changes could attract increased investment. The threat of war will likely prove a continued drag on the overall market, but any clarity on the uncertain geopolitical front could unleash some of the estimated $5 trillion currently sitting on the sidelines. As always, diversification

LETTER TO SHAREHOLDERS continued

should be a primary goal of all investors, and we believe opportunities for improvement exist as the global uncertainty wanes.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of October 31, 2002

“Gold prices may rise again, given the presence of several factors that typically support the price of the precious metal. . . . Given this outlook, we continue to see attractive opportunities in gold-related investments.”

MANAGEMENT TEAM

Prescott B. Crocker, CFA
High Yield Bond Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 1/30/1978
	Class A	Class B	Class C	Class I
Class Inception Date	1/20/1998	1/30/1978	1/29/1998	2/29/2000

Average Annual Return*

1 year with sales charge	33.44%	35.54%	38.49%	N/A

1 year w/o sales charge	41.63%	40.54%	40.49%	42.02%

5 year	2.08%	2.19%	2.53%	3.13%

10 year	2.92%	3.16%	3.14%	3.45%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

12-month income dividends per share	$0.15	$0.13	$0.13	$0.16

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Precious Metals Fund Class A shares,1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Standard & Poor’s Metals and Mining Index (FT-SE Gold Mines) and the Consumer Price Index (CPI).

The S&P 500 and FT-SE Gold Mines are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that concentrate their investments in a single industry may face an increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 41.63% for the 12-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the Standard & Poor’s Metals and Mining Index (FT-SE Gold Mines) returned 27.30%, the Standard & Poor’s 500 Index (S&P 500) returned -15.11%, and the median return of funds in the Lipper Gold Oriented Funds Classification was 37.88%. Lipper Inc. is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$129,708,256

Number of Holdings	37

Beta*	0.30

R-squared*	0.92

P/E Ratio	20.3x

*As of 9/30/2002

What was the investment environment like during the period?

Gold prices rose during the period, hitting a high of $330 per ounce in late May as the value of the U.S. dollar began declining on international currency markets and international tensions rose from concerns about the possibility of war between India and Pakistan over Kashmir. Since that time, the threat of war between India and Pakistan diminished and the value of the dollar stabilized. Gold prices have traded in a range of $299 and $328. Gold mining company stocks performed in line with the underlying price of gold, although the price of stocks was more volatile than that of the precious metal. Gold company stock benchmarks fell particularly hard after both Placer Dome and Barrick Gold were dropped from the S&P 500 during the period. Nevertheless, over the full period, gold stocks outperformed gold.

TOP 10 HOLDINGS
(as a percentage of 10/31/2002 net assets)
Placer Dome, Inc.	8.5%

Newmont Mining Corp.	6.7%

Goldfields, Ltd.	6.3%

Impala Platinum Holdings, Ltd.	5.5%

Barrick Gold Corp., ADR	5.3%

Meridian Gold, Inc., ADR	5.2%

Agnico-Eagle Mines, Ltd.	4.9%

AngloGold, Ltd.	4.6%

Harmony Gold Mining, Ltd.	4.3%

Compania de Minas Buenaventura SA, ADR	4.2%

What were the principal factors leading to the fund’s strong performance?

In a period in which gold and precious-metals-related investments did very well, the fund outperformed its benchmarks, resulting in large part from its position in South African gold and platinum mining stocks. Over the past year, these stocks more than doubled -- and in some cases tripled -- in price. As the South African rand lost value early in the period, South African companies benefited from their high operating leverage to declining local currency direct labor costs at a time when the price of gold was rising.

The fund’s investments in mid-sized North American mining companies with fast-growing production also supported performance. These companies included Goldcorp, Meridian and Glamis. Among

PORTFOLIO MANAGER INTERVIEW continued

the disappointments were Placer Dome and Barrick Gold, although the fund’s underweighted positions in these companies helped limit the damage.

INVESTMENT BY COUNTRY
(as a percentage of 10/31/2002 net assets)

Canada	55.0%

South Africa	24.0%

United States	9.5%

Peru	4.2%

Australia	3.6%

Papua New Guinea	2.9%

Norway	0.8%

What is your investment outlook?

Gold prices may rise again, given the presence of several factors that typically support the price of the precious metal. Industry mine production is expected to peak during 2002 and may even decline for the next five years, limiting overall supply on the market. At the same time, the U.S. dollar may resume its decline relative to the values of other currencies, giving further support to the price of gold. Meanwhile, gold mining companies have entered a corporate consolidation process, by which mergers bring greater production discipline and operational cost-controls to the industry. We also have seen evidence that market speculators and gold mining companies have reduced their hedge positions, indicating their lack of confidence in the possibility of further declines in the price of gold.

Given this outlook, we continue to see attractive opportunities in gold-related investments.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1,2]
CLASS A
Net asset value, beginning of period	$12.38	$8.74	$11.88	$11.64	$12.45
Income from investment operations
Net investment income (loss)	-0.04	0.15	0.02	-0.01	-0.01
Net realized and unrealized gains or losses on securities and foreign currency related transactions	5.13	3.53	-3.16	0.25	-0.80
Total from investment operations	5.09	3.68	-3.14	0.24	-0.81

Distributions to shareholders from
Net investment income	-0.15	-0.04	0	0	0

Net asset value, end of period	$17.32	$12.38	$8.74	$11.88	$11.64
Total return[3]	41.63%	42.15%	-26.43%	2.06%	-6.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$87,373	$57,028	$43,781	$69,387	$83,431
Ratios to average net assets
Expenses[4]	1.61%	1.92%	2.16%	2.01%	2.01%[5]
Net investment income (loss)	-0.26%	1.50%	0.16%	-0.07%	-0.12%[5]
Portfolio turnover rate	36%	23%	31%	33%	44%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  For the period from January 20, 1998 (commencement of class operations), to October 31, 1998.

3.  Excluding applicable sales charges.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS B
Net asset value, beginning of period	$12.05	$8.56	$11.72	$11.58	$15.87
Income from investment operations
Net investment income (loss)	-0.15	0.06	-0.09	-0.10	-0.19
Net realized and unrealized gains or losses on securities and foreign currency related transactions	4.99	3.45	-3.07	0.24	-3.29
Total from investment operations	4.84	3.51	-3.16	0.14	-3.48

Distributions to shareholders from
Net investment income	-0.13	-0.02	0	0	0
Net realized gains	0	0	0	0	-0.81
Total distributions to shareholders	-0.13	-0.02	0	0	-0.81

Net asset value, end of period	$16.76	$12.05	$8.56	$11.72	$11.58
Total return[2]	40.54%	41.08%	-26.96%	1.21%	-22.60%
Ratios and supplemental data
Net assets, end of period (thousands)	$24,389	$10,039	$5,895	$13,781	$25,765
Ratios to average net assets
Expenses[3]	2.35%	2.67%	2.91%	2.76%	2.72%
Net investment income (loss)	-0.93%	0.63%	-0.80%	-0.94%	-1.52%
Portfolio turnover rate	36%	23%	31%	33%	44%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1,2]
CLASS C
Net asset value, beginning of period	$12.04	$8.55	$11.71	$11.58	$13.65
Income from investment operations
Net investment income (loss)	-0.13	0.04	-0.07	-0.09	-0.14
Net realized and unrealized gains or losses on securities and foreign currency related transactions	4.96	3.47	-3.09	0.22	-1.93
Total from investment operations	4.83	3.51	-3.16	0.13	-2.07

Distributions to shareholders from
Net investment income	-0.13	-0.02	0	0	0

Net asset value, end of period	$16.74	$12.04	$8.55	$11.71	$11.58
Total return[3]	40.49%	41.13%	-26.99%	1.12%	-15.16%
Ratios and supplemental data
Net assets, end of period (thousands)	$17,543	$1,634	$261	$465	$557
Ratios to average net assets
Expenses[4]	2.33%	2.63%	2.92%	2.85%	2.83%[5]
Net investment income (loss)	-0.73%	0.41%	-0.65%	-0.80%	-1.44%[5]
Portfolio turnover rate	36%	23%	31%	33%	44%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  For the period from January 29, 1998 (commencement of class operations), to October 31, 1998.

3.  Excluding applicable sales charges.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1,2]
CLASS I3
Net asset value, beginning of period	$12.24	$8.63	$10.42
Income from investment operations
Net investment income	0.03	0.30	0.04
Net realized and unrealized gains or losses on securities and foreign currency related transactions	5.05	3.35	-1.83
Total from investment operations	5.08	3.65	-1.79

Distributions to shareholders from
Net investment income	-0.16	-0.04	0

Net asset value, end of period	$17.16	$12.24	$8.63
Total return	42.02%	42.41%	-17.18%
Ratios and supplemental data
Net assets, end of period (thousands)	$403	$23	$1
Ratios to average net assets
Expenses[4]	1.34%	1.51%	1.79%[5]
Net investment income	0.19%	2.47%	0.48%[5]
Portfolio turnover rate	36%	23%	31%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the period from February 29, 2000 (commencement of class operations), to October 31, 2000.

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002

	Country	Shares	Value

COMMON STOCKS 98.6%
MATERIALS 98.6%
Metals & Mining 98.6%
Agnico-Eagle Mines, Ltd.	Canada	523,000	$ 6,320,951
Anglo American Platinum Corp., Ltd.	South Africa	50,800	1,833,632
AngloGold, Ltd.	South Africa	115,000	6,008,210
Apollo Gold Corp.	Canada	675,000	886,962
Avgold, Ltd. *	South Africa	2,074,000	1,765,106
Barrick Gold Corp.-Canadian Exchange	Canada	38,700	581,703
Barrick Gold Corp., ADR	Canada	456,616	6,881,203
Canyon Resources Corp. *	United States	617,398	1,012,533
Compania de Minas Buenaventura SA, ADR	Peru	246,000	5,473,500
Freeport-McMoRan Copper & Gold, Inc., Class B	United States	330,000	4,026,000
Glamis Gold, Ltd. *	Canada	407,000	3,323,620
Goldcorp, Inc., ADR	Canada	36,000	345,600
Goldcorp, Inc., Class A Canadian Exchange	Canada	403,400	3,878,598
Goldfields, Ltd.	South Africa	706,755	8,110,257
Harmony Gold Mining, Ltd.	South Africa	410,200	5,524,095
Impala Platinum Holdings, Ltd.	South Africa	123,115	7,087,972
Inmet Mining Corp. *	Canada	125,000	408,628
JCI, Ltd.	South Africa	301,309	14,492
Kenor ASA *	Norway	2,400,000	1,078,355
Kinross Gold Corp. *	Canada	1,510,000	2,491,500
Lihir Gold, Ltd. *	Papua New Guinea	6,189,100	3,743,759
Meridian Gold, Inc.-Canadian Exchange	Canada	81,580	1,304,150
Meridian Gold, Inc., ADR	Canada	411,700	6,727,178
Miramar Mining Corp.	Canada	614,600	468,799
Newcrest Mining, Ltd.	Australia	1,428,263	4,652,648
Newmont Mining Corp.	Canada	791,465	8,656,435
Northgate Exploration, Ltd.	Canada	2,666,666	1,794,757
Novagold Resources Corp.	Canada	230,000	728,287
Placer Dome, Inc.	Canada	1,247,771	10,974,420
Randgold Resources, Ltd. *	United States	317,496	5,333,933
Repadre Capital Corp. *	Canada	787,400	4,037,690
Rio Narcea Gold Mine, Inc. *	Canada	127,200	120,669
Southernera Resources, Ltd	Canada	800,000	3,169,028
Teck Corp., Class B	Canada	225,000	1,564,804
Tvx Gold, Inc.	Canada	225,000	2,407,057
Western Area Gold Mining Corp.	South Africa	224,720	812,254
Wheaton River Minerals, Ltd.	Canada	7,599,700	4,266,848
Total Common Stocks			127,815,633
SHORT-TERM INVESTMENTS 0.9%
MUTUAL FUND SHARES 0.9%
Evergreen Institutional Money Market Fund (o)	United States	1,195,696	1,195,696
Total Investments (cost $108,709,272) 99.5%			129,011,329
Other Assets and Liabilities 0.5%			696,927
Net Assets 100.0%			$ 129,708,256
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

*	Non-income producing security
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corpoartaion.

Summary of Abbreviations
ADR	American Depository Receipt

At October 31, 2002, the Fund held investments in the following countries (unaudited):

	Market Value	Percentage of Total Investments

Canada	$71,338,887	55.3%
South Africa	31,156,018	24.2%
United States	11,568,162	9.0%
Peru	5,473,500	4.2%
Australia	4,652,648	3.6%
Papua New Guinea	3,743,759	2.9%
Norway	1,078,355	0.8%
	$129,011,329	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

Assets
Identified cost of securities	$ 108,709,272
Net unrealized gains on securities	20,302,057

Market value of securities	129,011,329
Investment in wholly-owned unconsolidated foreign subsidiary, at value	914,378
Foreign currency, at value (cost $10,704)	10,851
Receivable for Fund shares sold	507,915
Interest receivable	2,717
Prepaid expenses and other assets	63,431

Total assets	130,510,621

Liabilities
Payable for Fund shares redeemed	754,884
Advisory fee payable	2,265
Distribution Plan expenses payable	1,765
Due to other related parties	359
Accrued expenses and other liabilities	43,092

Total liabilities	802,365

Net assets	$ 129,708,256

Net assets represented by
Paid-in capital	$ 209,798,428
Undistributed net investment income	1,113,671
Accumulated net realized losses on securities and foreign currency related transactions	(101,506,047)
Net unrealized gains on securities and foreign currency related transactions	20,302,204

Total net assets	$ 129,708,256

Net assets consists of
Class A	$ 87,373,372
Class B	24,388,744
Class C	17,543,351
Class I	402,789

Total net assets	$ 129,708,256

Shares outstanding
Class A	5,045,365
Class B	1,455,447
Class C	1,048,081
Class I	23,479

Net asset value per share
Class A	$ 17.32
Class A -- Offering price (based on sales charge of 5.75%)	$ 18.38
Class B	$ 16.76
Class C	$ 16.74
Class I	$ 17.16

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

Investment income
Dividends (net of foreign withholding taxes of $39,400)	$ 1,427,154
Interest	63,060

Total investment income	1,490,214

Expenses
Advisory fee	707,173
Distribution Plan expenses
Class A	207,620
Class B	181,108
Class C	92,824
Administrative services fees	110,700
Transfer agent fee	410,128
Trustees’ fees and expenses	2,729
Printing and postage expenses	31,433
Custodian fee	150,566
Registration and filing fees	67,691
Professional fees	15,197
Interest expense	140
Other	2,684
Total expenses	1,979,993
Less: Expense reductions	(825)

Net expenses	1,979,168

Net investment loss	(488,954)

Equity in earnings of wholly-owned, unconsolidated foreign subsidiary	(2,092)

Net realized and unrealized gains on securities and foreign currency related transactions
Net realized gains on:
Securities	2,238,532
Foreign currency related transactions	584,388

Net realized gains on securities and foreign currency related transactions	2,822,920
Net change in unrealized gains or losses on securities and foreign currency related transactions	22,258,412

Net realized and unrealized gains on securities and foreign currency related transactions	25,081,332

Net increase in net assets resulting from operations	$ 24,590,286

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2002		Year Ended October 31,2001

Operations
Net investment income (loss)		$ (488,954)		$ 839,196
Equity in earnings of wholly-owned, unconsolidated foreign subsidiary		(2,092)		24,339
Net realized gains on securities and foreign currency related transactions		2,822,920		1,963,745
Net change in unrealized gains or losses on securities and foreign currency related transactions		22,258,412		17,222,275

Net increase in net assets resulting from operations		24,590,286		20,049,555

Distributions to shareholders from
Net investment income
Class A		(720,113)		(177,119)
Class B		(111,031)		(14,929)
Class C		(20,056)		(603)
Class I*		(1,282)		(4)

Total distributions to shareholders		(852,482)		(192,655)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	4,002,237	71,770,157	1,463,553	15,933,891
Class B	1,502,325	26,451,273	495,700	5,634,425
Class C	1,294,376	24,007,800	130,222	1,567,979
Class I*	34,593	594,456	32,069	377,965

		122,823,686		23,514,260

Net asset value of shares issued in
reinvestment of distributions
Class A	48,142	602,316	14,888	148,880
Class B	5,758	70,136	1,169	11,442
Class C	1,577	19,195	54	523
Class I*	101	1,255	0	0

		692,902		160,845

Automatic conversion of Class B
shares to Class A shares
Class A	156,171	2,346,203	3,168	31,356
Class B	(160,558)	(2,346,203)	(3,238)	(31,356)

		0		0

Payment for shares redeemed
Class A	(3,767,433)	(66,774,338)	(1,883,189)	(20,475,155)
Class B	(725,300)	(12,485,658)	(349,133)	(3,624,546)
Class C	(383,615)	(6,776,017)	(25,082)	(283,770)
Class I*	(13,073)	(233,653)	(30,307)	(363,219)

		(86,269,666)		(24,746,690)

Net increase (decrease) in net assets resulting from capital share transactions		37,246,922		(1,071,585)

Total increase in net assets		60,984,726		18,785,315
Net assets
Beginning of period		68,723,530		49,938,215

End of period		$ 129,708,256		$ 68,723,530

Undistributed net investment income		$ 1,113,671		$ 848,534

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Precious Metals Fund (the “Fund”) is a non-diversified series of Evergreen International Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A, and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded

NOTES TO FINANCIAL STATEMENTS continued

at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains and passive foreign investment companies.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. INVESTMENT IN FOREIGN SUBSIDIARY

Precious Metals (Bermuda) Ltd., a wholly-owned, unconsolidated foreign subsidiary of the Fund, was acquired in May 1975 and has as its primary objective the acquisition of precious metals. The Fund accounts for its investment in the subsidiary under the equity method of accounting. At

NOTES TO FINANCIAL STATEMENTS continued

October 31, 2002, the fair value of the Fund’s investment in the foreign subsidiary was determined as follows:

Cash and cash equivalents	$956,327
Accrued expenses and other liabilities	(41,949)
$914,378

During the year ended October 31, 2002, the foreign subsidiary had no purchases of precious metals or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and administrative expenses, and net investment loss of $21,517, $23,609 and $2,092 respectively. Management fees paid or accrued to EIMC totaled $5,348 during the year ended October 31, 2002.

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee starting at 0.66% and declining to 0.41% as net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2002, the transfer agent fees were equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2002, the Fund paid brokerage commissions of $13,600 to Wachovia Securities, Inc.

5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS continued

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $75,032,773 and $38,043,067, respectively, for the year ended October 31, 2002.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $110,829,173. The gross unrealized appreciation and depreciation on securities based on tax cost was $30,393,776 and $12,211,620 , respectively, with a net unrealized appreciation of $18,182,156.

As of October 31, 2002, the Fund had $99,386,146 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2005	2006	2007	2008

$3,667,837	$50,128,356	$33,416,250	$12,173,703

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended October 31, 2002, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryover

$1,113,818	$18,182,156	$99,386,146

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies.

The tax character of distributions paid for the year ended October 31, 2002 was $852,482 of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian a portion of fund expenses have been reduced. The Fund received expense reductions from expense offset arrangements of $825, which combined represents 0.00% of its average net assets.

NOTES TO FINANCIAL STATEMENTS continued

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2002, the Fund had average borrowings outstanding of $5,973 at a rate of 2.34% and paid interest of $140, which represents 0.00% of its average daily net assets.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

13. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities.

Prior to November 1, 2001, the Fund was already complying with the accounting practice of amortizing premiums on its fixed-income securities. The Fund began the accounting practice of accreting discounts on November 1, 2001, although they did not hold any fixed-income securities. As a result, there is no cumulative effect to the financial statements as a result of implementing the new accounting policy. There is also no impact to current year financial statements.

14. SUBSEQUENT EVENT

On December 4, 2002, the Fund sold its investment in Precious Metals (Bermuda) Ltd., and received cash proceeds in the amount of $925,031 as a result of the sale.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Precious Metals Fund, a portfolio of Evergreen International Trust, as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Precious Metals Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 6, 2002

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564346 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034